UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 2007


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


       Delaware                     001-13112                   11-3129361
________________________     ________________________     ______________________
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


2102 SW 2nd Street, Pompano Beach, Florida                              33069
__________________________________________                            __________
  (Address of principal executive office)                             (Zip Code)


                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
                 _____________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On July 13, 2007, the Compensation Committee (the "Committee") of the Company's Board of Directors (the "Board") recommended to the Board for approval, and the Board approved and adopted, the 2007 Omnibus Equity Incentive Plan (the "2007 Plan").

The purpose of the 2007 Plan is to assist the Company and its Related Entities (as defined in the 2007 Plan) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, and consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

The 2007 Plan allows the Committee to grant awards including options, restricted stock awards, stock appreciation rights, bonus stock, performance awards and other stock based awards (each as more fully described in the 2007 Plan) with respect to up to an aggregate of 1,250,000 shares of the Company's common stock, par value $0.001 per share ("Company Stock"), subject to adjustment as provided in Section 9(c) of the 2007 Plan. Such awards may be granted to any officer, employee, consultant or other person who provides services to the Company or its Related Entities, provided that no participant may receive awards during the life of the 2007 Plan representing more than 600,000 shares.

The 2007 Plan is not subject to shareholder approval, provided that once the Company's shares are re-listed on the American Stock Exchange or other national exchange and public trading commences, no further awards shall be made under the 2007 Plan unless shareholder approval is obtained.

The foregoing description of the 2007 Plan is not complete and is qualified in its entirety by reference to the text of the 2007 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The text of the Form of Warrant Award Certificate subject to the 2007 Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

                  10.1     2007 Omnibus Equity Incentive Plan.

                  10.2     Form of Warrant Award Certificate subject to the 2007
                           Plan.


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DHB INDUSTRIES, INC.



                              By: /s/ THOMAS CANFIELD
                                  _______________________________
                                      Thomas Canfield
                                      General Counsel & Secretary

Dated:  July 19, 2007

                                  EXHIBIT INDEX

10.1     DHB Industries, Inc. 2007 Omnibus Equity Incentive Plan.

10.2     Form of Warrant Award Certificate subject to the 2007 Plan.